                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 21, 2001
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                               SKINTEK LABS, INC.
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             (Exact name of registrant as specified in its charter)

        Florida                           0-23532                   65-0636277
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(State or other jurisdiction            (Commission               (IRS Employer
     of incorporation)                    File No.)             Identification No.)

                            959 Shotgun Road, Sunrise, Florida 33326
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Registrant's telephone number, including area code (954) 927-5563
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Item 1.       Changes in Control of Registrant.

A change in control of the Registrant occurred on February 21, 2001 (the
"Effective Date"), in connection with the rescission of Registrant's acquisition of Ultimate Warlock, Inc. which is reported in Item 2.  Pursuant to the rescission, certain of Registrant's existing directors and officers resigned and the following are the directors and officers of Registrant:

       Name                         Title
       ----                         -----

       Stacy Kaufman                Director and President

The following persons who were elected as directors and/or officers of
Registrant in connection with the acquisition of Ultimate Warlock, Inc. in
September 2000 resigned in connection with the rescission: Richard S. Granville,
III and Carter Read.  Richard Granville, III, who returned 1,558,647 shares of
Registrant's common stock and Carter Read, who returned 588,169 shares of
Registrant's common stock in connection with the rescission, approved the rescission as directors of Registrant.  Stacy Kaufman who was not a shareholder of Ultimate Warlock, Inc. ratified and confirmed the rescission.

Item 2.       Acquisition or Disposition of Assets.

Registrant has rescinded its acquisition of Ultimate Warlock, Inc. which was reported on From 8-K filed September 22, 2000.

Pursuant a Rescission Agreement (the "Agreement") by and among Registrant,
Ultimate Warlock, Inc., a California corporation, and certain former shareholders of Ultimate Warlock, Inc., Registrant received and cancelled
3,205,916 shares of its common stock from seven (7) former  shareholders of
Ultimate Warlock, Inc. pursuant the Agreement and delivered to them the shares of Ultimate Warlock, Inc. acquired by Registrant in September 2000.

The description contained herein of the rescission of the Ultimate Warlock, Inc.
acquisition is qualified in its entirety by reference to the Agreement which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 7.       Financial Statements and Exhibits.

(a)    Financial Statements.

       None.

(b)    Pro Forma Financial Information.

       No pro-forma financial statements are required to be furnished in accordance with Rule 11_01(a)(4).

(c)    Exhibits.

       The following exhibits are filed herewith:

                           Exhibit No.               Description
                           -----------               -----------

          10   Rescission Agreement among Registrant, Ultimate Warlock, Inc., and certain former shareholders of Ultimate Warlock, Inc.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SKINTEK LABS, INC.

                                           By: /s/Stacy Kaufman
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         March 2, 2001                            Stacy Kaufman
                                                  President